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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               December 31, 2002


FAMOUS  FIXINS  INC.
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(Exact  Name  of  Registrant  as  Specified  in  its  Charter)


New  York                             0-27219               133865655
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(State  or  Other  Jurisdiction    (Commission           (IRS  Employer
of  Incorporation)                 File  Number)       Identification  No.)



1325  Howard  Av.  #422  Burlingame,  CA                    94010
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(Address  of  Principal  Executive  Offices)           (Zip  Code)

Registrant's  telephone  number,  including  area  code:  (650)  340-9585


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(Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

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Item  2.  Acquisition  of  Assets

     Pursuant to an AGREEMENT AND PLAN OF MERGER (the "Agreement") effective as of December 31, 2002, by and among the Registrant, a wholly owned subsidiary of the Registrant, FIXN Acquisition Sub, Inc., a Delaware corporation ("FIXN SUB") and WARNING MODEL MANAGEMENT, LLC., a California limited liability corporation ("WMM"), WMM acquired 100% of the common stock of FIXN SUB upon the merger of FIXN SUB with and into WMM in exchange for a combination of $2,900,000 in convertible debentures plus 51% of the issued and authorized common stock of the Registrant.

Item  7.      Financial  Statement  and  Exhibits

          (a) The required pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 75 days after the date of the event reported in this Form 8-K.

          (b)  Exhibits

               2.1 Agreement and Plan of Merger dated December 27, 2002, by and among the Registrant, FIXN SUB, and the members of Warning Model Management, LLC.

   99     Press  Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January  7,  2003            FAMOUS  FIXINS,  INC.


                                      By:  /s/  s.  Michael  Rudolph
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                                      S.  Michael  Rudolph
                                      Director



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